SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934

         Date of Report (Date of earliest event reported): June 9, 2003

                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-11716                  16-1213679
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

5790 Widewaters Parkway, DeWitt, New York                           13214
   (Address of Principal Executive Offices)                       (Zip code)

                                 (315) 445-2282
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure

      On June 9, 2003, Community Bank System, Inc. (the "Company") issued a press release announcing that its Board of Directors had authorized a share repurchase program. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

           Exhibit No.                          Description

              99.1                     Press Release dated June 9, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMMUNITY BANK SYSTEM, INC.

Dated: June 9, 2003             By: /s/ Sanford A. Belden
                                    ------------------------
                                    Name: Sanford A. Belden
                                    Title: President and Chief Executive Officer